UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2022	(March 27, 2022)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

New Director Appointment

On March 28, 2022, in connection with its ongoing efforts in expanding the skills and experience of its directors, the Board of Directors (the “Board”) of Pacific Premier Bancorp, Inc., a Delaware corporation (the “Company”), appointed Rose McKinney-James to both the Board and the Board of Directors (the “Bank Board”) of the Company’s wholly-owned subsidiary, Pacific Premier Bank, a California-chartered commercial bank (the “Bank”). Ms. McKinney-James was nominated by the Board’s Nominating and Governance Committee after a thorough review of multiple candidates’ backgrounds, relevant experience and professional and personal reputations. Ms. McKinney-James will serve until the Company’s 2022 Annual Stockholders Meeting (the “Annual Meeting”), at which she will be nominated for reelection by the Company’s stockholders.

Ms. McKinney-James is considered an independent director under the applicable Securities and Exchange Commission (the “SEC”) and NASDAQ rules. Ms. McKinney-James has not yet been appointed to serve on any Board committee, though it is anticipated that she will be serve on the Enterprise Risk and Nominating and Governance Board committees.

As compensation for her service on the Board, Ms. McKinney-James will receive the Company’s standard compensation for non-employee directors, which is described under the heading “2020 Director Compensation” in the Company’s definitive proxy statement relating to the Company’s 2021 Annual Meeting of Stockholders filed with the SEC on April 7, 2021, with any adjustments or modifications as may be disclosed in the definitive proxy statement to be filed with the SEC in anticipation of the upcoming Annual Meeting.

Ms. McKinney-James has served as the Managing Principal of Energy Works LLC and McKinney-James & Associates since 2003 and 2005, respectively. Previously, Ms. McKinney-James served as a Commissioner with the Nevada Public Service Commission and as a Director of the Nevada Department of Business and Industry. She was also the former CEO of the Corporation of Solar Technology and Renewable Resources.

There are no transactions that would be required to be reported under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between any of the newly appointed directors and any other person pursuant to which any of the newly appointed directors who were appointed to serve on the Board.

Director Retirement

Ms. Cora Tellez, a current member of the Board and Bank Board, advised the Board Chair on March 27, 2022 that she will be retiring from the Board and the Bank Board effective as of the Annual Meeting, and as such, will not stand for re-election as a member of the Board at the Annual Meeting. Ms. Tellez currently serves as a member of the Board’s Compensation Committee and will retire from that role when she retires from the Board.

Changes in Board Size

In connection with Ms. McKinney-James’ appointment to the Board and the Bank Board and in accordance with the Company’s Amended and Restated Bylaws and the Bank’s Amended and Restated Bylaws, the Board increased the number of directors on the Board and the Bank Board, respectively, each from eleven (11) to twelve (12). Following Ms. Tellez’s retirement, the number of directors constituting the Board and the Bank Board, respectively, will decrease from twelve (12) to eleven (11) effective as of the Annual Meeting.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

As part of a review and assessment of the Company’s corporate governance documents, on March 28, 2022, the Board, upon the recommendation of the Nominating and Governance Committee, approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code”), which applies to all directors, officers, and employees of the Company and its subsidiaries and affiliates. The amendments to the Code update and enhance (i) provisions regarding anti-bribery and corruption; (ii) provisions regarding the Company’s commitment to avoid actual and potential conflicts of interest and (iii) references to other recently-adopted policies, such as the Company’s Whistleblower Policy the Bank’s Health and Safety Policy. The approved amendments to the Code does not result in any waiver for the benefit of any officer, director or employee of the Company, explicit or implicit, from any provision of the Code as in effect prior to the Board’s action to amend the Code.

The foregoing description of the amendments to the Code does not purport to be complete and is qualified in its entirety by reference to the Code, as amended, which can be found on the Company’s website at www.ppbi.com under the “Investors” section.

Item 7.01 Regulation FD Disclosure

A copy of the press release issued by the Company on March 30, 2022, announcing the release of its inaugural Corporate Social Responsibility Report and Ms. Rose McKinney-James’ appointment to the Board and the Bank Board, as described in Item 5.02 above, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained in this Item 7.01, including Exhibits 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

99.1	Press Release dated March 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	March 30, 2022	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President, and Chief Executive Officer